EXHIBIT   DESCRIPTION

EX-99.a1  Amended and Restated Articles of Incorporation of American Century
          Quantitative Equity Funds dated March 1, 1999 (filed as Exhibit a to
          Post-Effective No. 26 to the Registration Statement on Form N-1A of
          the Registrant, File No. 33-19594, filed on March 31, 1999, and incorporated herein by reference).

EX-99.a2  Amendment to the Articles of Incorporation of American Century
          Quantitative Equity Funds (filed as Exhibit a2 to Post-Effective
          Amendment No. 30 to the Registration Statement on Form N-1A of the
          Registrant, File No. 33-19589, filed on March 31, 1999, and incorporated herein by reference).

EX-99.b   Amended and Restated Bylaws dated March 9, 1998 (filed as a part of
          Post-Effective Amendment No. 21 to the Registration Statement on Form
          N-1A of the Registrant, File No. 33-19589, filed on April 15, 1998, and incorporated herein by reference).

EX-99.d1  Investor Class Management Agreement between American Century
          Quantitative Equity Funds and American Century Investment Management,
          Inc., dated August 1, 1997 (filed as Exhibit 5 to Post-Effective
          Amendment No. 33 to the Registration Statement on Form N-1A of
          American Century Government Income Trust, File No. 2-99222, filed on
          July 31, 1997, and incorporated herein by reference).

EX-99.d2  Amendment to the Investor Class Management Agreement between American
          Century Quantitative Equity Funds and American Century Investment
          Management, Inc., dated March 31, 1998 (filed as Exhibit 5b to
          Post-Effective Amendment No. 23 to the Registration Statement on Form
          N-1A of American Century Municipal Trust, File No. 2-91229, filed on
          March 26, 1998, and incorporated herein by reference).

EX-99.d3  Amendment to the Investor Class Management Agreement between American
          Century Quantitative Equity Funds and American Century Investment
          Management, Inc., dated July 1, 1998 (filed as Exhibit d3 to
          Post-Effective Amendment No. 39 to the Registration Statement on Form
          N-1A of American Century Government Income Trust, File No 2-99222,
          filed on July 28, 1999, and incorporated herein by reference).

EX-99.d4  Amendment No. 1 to the Investor Class Management Agreement between
          American Century Quantitative Equity Funds and American Century
          Investment Management, Inc., dated September 16, 2000 (filed as
          Exhibit d4 to Post-Effective Amendment No. 30 to the Registration
          Statement on Form N-1A of American Century California Tax-Free and
          Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5  Amendment No. 2 to the Investor Class Management Agreement between
          American Century Quantitative Equity Funds and American Century
          Investment Management, Inc., dated August 1, 2001 (filed as Exhibit d5 to Post-Effective Amendment No. 44 to the Registration Statement on
          Form N-1A of American Century Government Income Trust, File No.
          2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6  Amendment No. 3 to the Investor Class Management Agreement between
          American Century Quantitative Equity Funds and American Century
          Investment Management, Inc., dated December 3, 2001 (filed as Exhibit
          d6 to Post-Effective Amendment No. 16 to the Registration Statement on
          Form N-1A of American Century Investment Trust, File No. 33-65170,
          filed on November 30, 2001, and incorporated herein by reference).

EX-99.d7  Advisor Class Management Agreement between American Century
          Quantitative Equity Funds and American Century Investment Management,
          Inc., dated August 1, 1997 and amended as of June 1, 1998 (filed as
          Exhibit d3 to Post-Effective Amendment No. 9 to the Registration
          Statement on Form N-1A of American Century Investment Trust, File No.
          33-65170, filed on June 30, 1999, and incorporated herein by reference).

EX-99.d8  Amendment No. 1 to the Advisor Class Management Agreement between
          American Century Quantitative Equity Funds and American Century
          Investment Management, Inc., dated September 16, 2000 (filed as
          Exhibit d6 to Post-Effective Amendment No. 36 to the Registration
          Statement on Form N-1A of American Century Target Maturities Trust,
          File No. 2-94608, filed on April 18, 2001, and incorporated herein by reference).

EX-99.d9  Amendment No. 2 to the Advisor Class Management Agreement between
          American Century Quantitative Equity Funds and American Century
          Investment Management, Inc., dated August 1, 2001 (filed as Exhibit d8 to Post-Effective Amendment No. 44 to the Registration Statement on
          Form N-1A of American Century Government Income Trust, File No.
          2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d10 Amendment No. 3 to the Advisor Class Management Agreement between
          American Century Quantitative Equity Funds and American Century
          Investment Management, Inc., dated December 3, 2001 (filed as Exhibit
          d10 to Post-Effective Amendment No. 16 to the Registration Statement
          on Form N-1A of the Registrant, File No. 33-65170, filed on November
          30, 2001, and incorporated herein by reference).

EX-99.d11 Institutional Class Management Agreement between American Century
          Quantitative Equity Funds and American Century Investment Management,
          Inc., dated August 1, 1997 (filed as an Exhibit to Post-Effective
          Amendment No. 20 to the Registration Statement on Form N-1A of the
          Registrant, File No. 33-19589, filed on August 29, 1997, and incorporated herein by reference).

EX-99.d12 Amendment to the Institutional Class Management Agreement between
          American Century Quantitative Equity Funds and American Century
          Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d6 to Post-Effective Amendment No. 27 to the Registration Statement on
          Form N-1A of the Registrant, File No. 33-19589, filed on April 27,
          2000, and incorporated herein by reference).

EX-99.d13 Amendment No. 1 to the Institutional Class Management Agreement
          between American Century Quantitative Equity Funds, American Century
          Investment Trust and American Century Investment Management, Inc.,
          dated August 1, 2001, (filed as Exhibit d13 to Post-Effective
          Amendment No. 15 to the Registration Statement on Form N-1A of
          American Century Investment Trust, File No. 33-65170, filed on August
          8, 2001, and incorporated herein by reference).

EX-99.d14 Amendment No. 2 to the Institutional Class Management Agreement
          between American Century Quantitative Equity Funds, American Century
          Investment Trust, American Century Government Income Trust and
          American Century Investment Management, Inc. dated March 1, 2002
          (filed as Exhibit d17 to the Post-Effective Amendment No. 46 to the
          Registration Statement on Form N-1A of American Century Government
          Income Trust, File No. 2-99222, filed on March 4, 2002, and incorporated herein by reference).

EX-99.d15 C Class Management Agreement between American Century Target
          Maturities Trust, American Century California Tax-Free and Municipal
          Funds, American Century Government Income Trust, American Century
          Investment Trust, American Century Quantitative Equity Funds, American
          Century Municipal Trust and American Century Investment Management,
          Inc., dated September 16, 2000 (filed as Exhibit d6 to Post-Effective
          Amendment No. 35 to the Registration Statement on Form N-1A of
          American Century Target Maturities Trust, File No. 2-94608, filed on
          April 17, 2001, and incorporated herein by reference).

EX-99.d16 Amendment No. 1 to the C Class Management Agreement between American
          Century Target Maturities Trust, American Century California Tax-Free
          and Municipal Funds, American Century Government Income Trust,
          American Century Investment Trust, American Century Quantitative
          Equity Funds, American Century Municipal Trust and American Century
          Investment Management, Inc. dated August 1, 2001 (filed as Exhibit d10 to Post-Effective Amendment No. 44 to the Registration Statement on
          Form N-1A of American Century Government Income Trust, File No.
          2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d17 Amendment No. 2 to the C Class Management Agreement between American
          Century Target Maturities Trust, American Century California Tax-Free
          and Municipal Funds, American Century Government Income Trust,
          American Century Investment Trust, American Century Quantitative
          Equity Funds, American Century Municipal Trust and American Century
          Investment Management, Inc., dated December 3, 2001 (filed as Exhibit
          d13 to Post-Effective Amendment No. 16 to the Registration Statement
          on Form N-1A of American Century Investment Trust, File No. 33-65170,
          filed on November 30, 2001, and incorporated herein by reference).

EX-99.e1  Distribution Agreement between American Century Quantitative Equity
          Funds and American Century Investment Services, Inc., dated March 13,
          2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the
          Registration Statement on Form N-1A of American Century World Mutual
          Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2  Amendment No. 1 to the Distribution Agreement between American Century
          Quantitative Equity Funds and American Century Investment Services,
          Inc., dated June 1, 2000 (filed as Exhibit e9 to Post-Effective
          Amendment No. 19 to the Registration Statement on Form N-1A of
          American Century World Mutual Funds, Inc., File No. 33-39242, filed on
          May 24, 2000, and incorporated herein by reference).

EX-99.e3  Amendment No. 2 to the Distribution Agreement between American Century
          Quantitative Equity Funds and American Century Investment Services,
          Inc., dated November 20, 2000 (filed as Exhibit e10 to Post-Effective
          Amendment No. 29 to the Registration Statement on Form N-1A of
          American Century Variable Portfolios, Inc., File No. 33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4  Amendment No. 3 to the Distribution Agreement between American Century
          Quantitative Equity Funds and American Century Investment Services,
          Inc., dated March 1, 2001 (filed as Exhibit e4 to Post-Effective
          Amendment No. 35 to the Registration Statement on Form N-1A of
          American Century Target Maturities Trust, File No. 2-94608, filed on
          April 17, 2001, and incorporated herein by reference).

EX-99-e5  Amendment No. 4 to the Distribution Agreement between American Century
          Quantitative Equity Funds and American Century Investment Services,
          Inc., dated April 30, 2001 (filed as Exhibit e5 to Post-Effective
          Amendment No. 35 to the Registration Statement on Form N-1A of
          American Century Target Maturities Trust, File No. 2-94608, filed on
          April 17, 2001, and incorporated herein by reference).

EX-99.e6  Amendment No. 5 to the Distribution Agreement between American Century
          Quantitative Equity Funds and American Century Investment Services,
          Inc. dated May 24, 2001 (filed as Exhibit e6 to Post-Effective
          Amendment No. 21 to the Registration Statement on Form N-1A of
          American Century Capital Portfolios, Inc., File No. 33-64872, filed on
          July 30, 2001, and incorporated herein by reference).

EX-99.e7  Amendment No. 6 to the Distribution Agreement between American Century
          Quantitative Equity Funds and American Century Investment Services,
          Inc. dated August 1, 2001 (filed as Exhibit e7 to Post-Effective
          Amendment No. 21 to the Registration Statement on Form N-1A of
          American Century Capital Portfolios, Inc., File No. 33-64782, filed on
          July 30, 2001, and incorporated herein by reference).

EX-99.e8  Amendment No. 7 to the Distribution Agreement between American Century
          Quantitative Equity Funds and American Century Investment Services,
          Inc., dated August 1, 2001 (filed as Exhibit d8 to Post-Effective
          Amendment No. 16 to the Registration Statement on Form N-1A of
          American Century Investment Trust, File No. 33-65170, filed on
          November 30, 2001, and incorporated herein by reference).

EX-99.e9  Amendment No. 8 to the Distribution Agreement between American Century
          Quantitative Equity Funds and American Century Investment Services,
          Inc., dated March 1, 2002 (filed as Exhibit e9 to Post-Effective
          Amendment No. 96 to the Registration Statement on Form N-1A of
          American Century Mutual Funds, Inc., File No. 2-14213, filed on
          February 28, 2002, and incorporated herein by reference).

EX-99.e10 Amendment No. 9 to the Distribution Agreement between American Century
          Quantitative Equity Funds and American Century Investment Services,
          Inc., dated March 6, 2002 (filed as Exhibit e10 to Post-Effective
          Amendment No. 96 to the Registration Statement on Form N-1A of
          American Century Mutual Funds, Inc., File No. 2-14213, filed on
          February 28, 2002, and incorporated herein by reference).

EX-99.g1  Master Agreement by and between Commerce Bank N.A. and Twentieth
          Century Services, Inc., dated January 22, 1997 (filed as Exhibit g2 to
          Post-Effective Amendment No. 76 to the Registration Statement on Form
          N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997, and incorporated hereby by reference).

EX-99.g2  Global Custody Agreement between American Century Investments and The
          Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to
          Post-Effective Amendment No. 31 to the Registration Statement on Form
          N-1A of American Century Government Income Trust, File No. 2-99222,
          filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3  Amendment to the Global Custody Agreement between American Century
          Investments and The Chase Manhattan Bank, dated December 9, 2000
          (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
          Registration Statement on Form N-1A of American Century Variable
          Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1  Transfer Agency Agreement between American Century Quantitative Equity
          Funds and American Century Services Corporation, dated August 1, 1997
          (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
          Registration Statement on Form N-1A of American Century Government
          Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2  Amendment to the Transfer Agency Agreement between American Century
          Quantitative Equity Funds and American Century Services Corporation,
          dated March 9, 1998 (filed as Exhibit B9b to Post-Effective Amendment
          No. 23 to the Registration Statement on Form N-1A of American Century
          Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.h3  Amendment No. 1 to the Transfer Agency Agreement between American
          Century Quantitative Equity Funds and American Century Services
          Corporation, dated June 29, 1998 (filed as Exhibit 9b to
          Post-Effective Amendment No. 23 to the Registration Statement on Form
          N-1A of the Registrant, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h4  Amendment No. 2 to the Transfer Agency Agreement between American
          Century Quantitative Equity Funds and American Century Services
          Corporation, dated November 20, 2000 (filed as Exhibit h4 to
          Post-Effective Amendment No. 30 to the Registration Statement on Form
          N-1A of American Century California Tax-Free and Municipal Funds, File
          No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h5  Amendment No. 3 to the Transfer Agency Agreement between American
          Century Quantitative Equity Funds and American Century Services
          Corporation, dated August 1, 2001, (filed as Exhibit h5 to
          Post-Effective Amendment No. 44 to the Registration Statement on Form
          N-1A of the Registrant, File No. 2-99222, filed on July 30, 2001, and incorporated herein by reference).

EX-99.h6  Amendment No. 4 to the Transfer Agency Agreement between American
          Century Quantitative Equity Funds and American Century Services
          Corporation, dated December 3, 2001 (filed as Exhibit h6 to
          Post-Effective Amendment No. 16 to the Registration Statement on Form
          N-1A of American Century Investment Trust, File No. 33-64170, filed on
          November 30, 2001, and incorporated herein by reference).

EX-99.h7  Credit Agreement between American Century Funds and The Chase
          Manhattan Bank, as Administrative Agent, dated as of December 19, 2000
          (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the
          Registration Statement on Form N-1A of American Century Target
          Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference). EX-99.i Opinion and Consent of
          Counsel (filed as Exhibit i to Post-Effective Amendment No. 26 to the
          Registration Statement on Form N-1A of the Registrant, File No.
          33-19589, filed on March 31, 1999, and incorporated herein by reference).

EX-99.j1  Consent of PricewaterhouseCoopers LLP.

EX-99.j2  Consent of KPMG Peat Marwick, LLP, independent auditors (filed as
          Exhibit b11 to Post-Effective Amendment No. 22 to the Registration
          Statement on Form N-1A of the Registrant, File No. 33-19589, filed on
          April 30, 1998, and incorporated herein by reference).

EX-99.j3  Power of Attorney, dated September 16, 2000 (filed as Exhibit j3 to
          Post-Effective Amendment No. 28 to the Registration Statement on Form
          N-1A of the Registrant, File No. 33-19589, filed on February 22, 2001, and incorporated herein by reference).

EX-99.m1  Advisor Class Master Distribution and Shareholder Services Plan of
          American Century Government Income Trust, American Century Investment
          Trust, American Century International Bond Fund, American Century
          Target Maturities Trust and American Century Quantitative Equity
          Funds, dated August 1, 1997 (filed as Exhibit m1 to Post-Effective
          Amendment No. 32 to the Registration Statement on Form N-1A of
          American Century Target Maturities Trust, File No. 2-94608, filed on
          January 31, 2000, and incorporated herein by reference).

EX-99.m2  Amendment to the Advisor Class Master Distribution and Shareholder
          Services Plan of American Century Government Income Trust, American
          Century Investment Trust, American Century International Bond Fund,
          American Century Target Maturities Trust and American Century
          Quantitative Equity Funds, dated June 29, 1998 (filed as Exhibit m2 to
          Post-Effective Amendment No. 32 to the Registration Statement on Form
          N-1A of American Century Target Maturities Trust, File No. 2-94608,
          filed on January 31, 2000, and incorporated herein by reference).

EX-99.m3  Amendment No. 1 to the Advisor Class Master Distribution and
          Shareholder Services Plan of American Century Government Income Trust,
          American Century Investment Trust, American Century International Bond
          Fund, American Century Target Maturities Trust and American Century
          Quantitative Equity Funds, dated August 1, 2001 (filed as Exhibit m3 to Post-Effective Amendment No. 44 to the Registration Statement on
          Form N-1A of American Century Government Income Trust, File No.
          2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m4  Amendment No. 2 to the Advisor Class Master Distribution and
          Shareholder Services Plan of American Century Government Income Trust,
          American Century Investment Trust, American Century International Bond
          Fund, American Century Target Maturities Trust and American Century
          Quantitative Equity Funds, dated December 3, 2001 (filed as Exhibit m4 to Post-Effective Amendment No. 16 to the Registration Statement on
          Form N-1A of American Century Investment Trust, File No. 33-65170,
          filed on November 30, 2001, and incorporated herein by reference).

EX-99.m5  C Class Master Distribution and Individual Shareholder Services Plan
          of American Century Government Income Trust, American Century
          Investment Trust, American Century California Tax-Free and Municipal
          Funds, American Century Municipal Trust, American Century Target
          Maturities Trust and American Century Quantitative Equity Funds, dated
          September 16, 2000 (filed as Exhibit m3 to Post-Effective Amendment
          No. 35 to the Registration Statement on Form N-1A of American Century
          Target Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m6  Amendment No. 1 to the C Class Master Distribution and Individual
          Shareholder Services Plan of American Century Government Income Trust,
          American Century Investment Trust, American Century California
          Tax-Free and Municipal Funds, American Century Municipal Trust,
          American Century Target Maturities Trust and American Century
          Quantitative Equity Funds, dated August 1, 2001 (filed as Exhibit m5 to Post-Effective Amendment No. 44 to the Registration Statement on
          Form N-1A of American Century Government Income Trust, File No.
          2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m7  Amendment No. 2 to the C Class Master Distribution and Individual
          Shareholder Services Plan of American Century Government Income Trust,
          American Century Investment Trust, American Century California
          Tax-Free and Municipal Funds, American Century Municipal Trust,
          American Century Target Maturities Trust and American Century
          Quantitative Equity Funds, dated December 3, 2001 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration Statement on
          Form N-1A of American Century Investment Trust, File No. 33-65170,
          filed on November 30, 2001, and incorporated herein by reference).

EX-99.n1  Amended and Restated Multiple Class Plan of American Century
          California Tax-Free and Municipal Funds, American Century Government
          Income Trust, American Century International Bond Funds, American
          Century Investment Trust, American Century Target Maturities Trust and
          American Century Quantitative Equity Funds, dated November 20, 2000
          (filed as Exhibit n to Post-Effective Amendment No. 35 to the
          Registration Statement on Form N-1A of American Century Target
          Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.n2  Amendment No. 1 to the Amended and Restated Multiple Class Plan of
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Fund, American Century Investment Trust, American Century Municipal
          Trust, American Century Target Maturities Trust and American Century
          Quantitative Equity Funds, dated August 1, 2001 (filed as Exhibit n2 to Post-Effective Amendment No. 44 to the Registration Statement on
          Form N-1A of American Century Government Income Trust, File No.
          2-99222, filed on July 30, 2001, and incorporated herein by reference).

EX-99.n3  Amendment No. 2 to the Amended and Restated Multiple Class Plan of
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Fund, American Century Investment Trust, American Century Municipal
          Trust, American Century Target Maturities Trust and American Century
          Quantitative Equity Funds, dated December 3, 2001 (filed as Exhibit n3 to Post-Effective Amendment No. 16 to the Registration Statement on
          Form N-1A of American Century Investment Trust, File No. 33-65170,
          filed on November 30, 2001, and incorporated herein by reference).

EX-99.n4  Amendment No. 3 to the Amended and Restated Multiple Class Plan of
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Fund, American Century Investment Trust, American Century Municipal
          Trust, American Century Target Maturities Trust and American Century
          Quantitative Equity Funds (filed as Exhibit n4 to Post-Effective
          Amendment No. 46 to the Registration Statement on Form N-1A of
          American Century Government Income Trust, File No. 2-99222, filed on
          March 4, 2002, and incorporated herein by reference).

EX-99.p   American Century Investments Code of Ethics (filed as Exhibit p to
          Post-Effective Amendment No. 30 to the Registration Statement on Form
          N-1A of American Century California Tax-Free and Municipal Funds, File
          No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).